Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Vertical Health Solutions, Inc. (the “Company”) on Form 10-QSB for the quarterly period ended September 30, 2004, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Stephen M. Watters, Chief Executive Officer, certify, pursuant to 18 U.S.C. ss.1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

(1)	The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Stephen M. Watters
Stephen M. Watters
Chief Executive Officer and Chief Financial Officer

November 18, 2004